Annual Estimated Amortization Expenses of Intangible Assets (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2015	$ 30,478	189,106
2016	27,638	171,481
2017	26,731	165,854
2018	24,115	149,625
2019	22,508	139,653
Finite-Lived Intangible Assets, Net, Total	$ 131,470	815,719